UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2008
Commission File Number 000-17111
PHOENIX TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	04-2685985
(State or Other Jurisdiction of Incorporation	(I.R.S. Employer
or Organization)	Identification No.)
915 MURPHY RANCH ROAD
MILPITAS, CA 95035
(Address of Principal Executive Offices, including Zip Code)

(408) 570-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Information to be included in the report

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Amendment No. 1
This form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Phoenix Technologies Ltd. on September 2, 2008 under Items 2.01 and 9.01. Amendment No. 1 is being filed to include the financial information required under Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
1.	Audited financial statements of General Software, Inc. as of and for the year ended December 31, 2007

2.	Unaudited condensed balance sheets of General Software, Inc. as of June 30, 2008 and December 31, 2007, and unaudited condensed statements of operations, shareholder’s equity (deficit) and cash flows for the six months ended June 30, 2008 and June 30, 2007
(b)	Pro Forma Financial Information
1.	Unaudited pro forma condensed combined balance sheet as of June 30, 2008 and unaudited pro forma condensed combined statements of operations for the year ended September 30, 2007 and for the nine months ended June 30, 2008
(c)	Exhibits
23.1	Consent of Peterson Sullivan LLP, Independent Registered Public Accounting Firm and auditors of General Software, Inc.

99.1	Audited consolidated financial statements of General Software, Inc. as described in Item 9.01

99.2	Unaudited condensed financial statements of General Software, Inc. as described in Item 9.01

99.3	Unaudited pro forma condensed combined financial statements as described in Item 9.01

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX TECHNOLOGIES LTD.
Dated: November 10, 2008	By:	/s/ TIMOTHY C. CHU
		Name:	Timothy C. Chu
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-23.1	Consent of Peterson Sullivan LLP, Independent Registered Public Accounting Firm and auditors of General Software, Inc.

EX-99.1	Audited financial statements of General Software, Inc. as of and for the year ended December 31, 2007.

EX 99.2	Unaudited condensed balance sheets of General Software, Inc. as of June 30, 2008 and December 31, 2007, and unaudited condensed statements of operations, shareholder’s equity (deficit) and cash flows for the six months ended June 30, 2008 and June 30, 2007.

EX 99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2008 and unaudited pro forma condensed combined statements of operations for the year ended September 30, 2007 and for the nine months ended June 30, 2008.